UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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[X] Definitive Proxy Statement
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(Name of Registrant as Specified In Its Charter)

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (04-04)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

85 Broad Street

New York, NY 10004

June 8, 2016

Dear Member:

On behalf of the Board of Managers (the "Board") of Advantage Advisers Xanthus Fund, L.L.C. (the "Fund"), it is my pleasure to invite you to attend a Special Meeting (the "Meeting") of Members of the Fund ("Members"). The Meeting will be held at 9:00 a.m. (Eastern Time) on July 15, 2016, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. A formal notice of the Meeting and related materials are enclosed.

At the Meeting, Members will vote on a proposal to elect six persons proposed by the Board to serve as members of the Board ("Managers"). The Board unanimously recommends that you vote "FOR" the election of each of the nominees.

The enclosed Proxy Statement, which you should read carefully, provides you with information about the proposal and solicits your proxy to be voted on the proposal at the Meeting.

You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on May 31, 2016. Whether or not you plan to attend the Meeting, you can vote in one of three ways: (i) By mail: Mark, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope; (ii) By telephone: Call the toll-free number listed on the front of the enclosed proxy card to vote by phone; or (iii) By Internet: Log on to the website listed on the front of the enclosed proxy card. If voting by telephone or Internet, have your control number (located on the front of the enclosed proxy card) available for reference and you will be prompted with instructions on how to vote. You may also vote in person at the Meeting. You do not need to return your proxy card if you vote by telephone or Internet. If after voting you want to change your vote, you may do so by submitting a new proxy card, by submitting a new vote by telephone or Internet, or by revoking your proxy and voting in person at the Meeting.

Please call the toll-free number listed on the front of the enclosed proxy card if you have any questions regarding voting procedures.

It is important that your vote be represented at the Meeting. Please mark, sign and date the enclosed proxy card and return it in the envelope provided by mail or vote by telephone or Internet.

Thank you for your confidence and support.

Very truly yours,

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

/s/ Bryan McKigney

Name: Bryan McKigney
Title: Principal Manager

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

85 Broad Street

New York, NY 10004

NOTICE OF SPECIAL MEETING OF MEMBERS

To be held on July 15, 2016

To Members:

A Special Meeting of Members ("Members") of Advantage Advisers Xanthus Fund, L.L.C. (the "Fund") will be held on July 15, 2016, at 9:00 a.m. (Eastern Time) at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 (the "Meeting").

The Meeting is called for the following purposes:

1.	to elect six persons to serve as Managers on the Board of Managers of the Fund (the "Board"); and
2.	to transact such other business as may properly come before the Meeting.

The proposal is discussed in greater detail in the accompanying Proxy Statement.

You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on May 31, 2016. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting, please call (212) 825-4348 or (212) 885-4787 to obtain directions. Members who do not expect to attend the Meeting are urged to vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed postage-prepaid envelope; (ii) via the Internet at www.proxyonline.com and following the on-screen directions; or (iii) by calling the toll-free number listed on the front of the enclosed proxy card. If voting by telephone or Internet, have your control number (located on the front of the enclosed proxy card) available for reference and you will be prompted with instructions on how to vote. You do not need to return your proxy card if you vote by telephone or Internet. If after voting you want to change your vote, you may do so by submitting a new proxy card, by submitting a new vote by telephone or Internet, or by revoking your proxy and voting in person at the Meeting. Interests in the Fund represented by signed but unmarked proxy cards will be counted in determining whether a quorum is present at the Meeting.

The Proxy Statement accompanying this Notice is also available along with the proxy card and any other proxy materials at www.proxyonline.com by entering the control number that appears on your proxy card.

The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to the Members upon request. To request a copy, please call Darek Heleniak at the Fund at (800) 221-5588. You may also view or obtain these documents from the Securities and Exchange Commission (the "SEC"): (i) in person at the SEC's Public Reference Room in Washington, D.C.; (ii) by calling 1-202-551-8090; (iii) by mailing a written request to Public

Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required); (iv) by sending an e-mail to publicinfo@sec.gov; or (v) on the Internet at www.sec.gov.

If you have any questions, please call the Fund at (212) 667-4225.

By Order of the
Board of Managers

Each Member's vote is important. The Meeting may be adjourned without conducting any business if a quorum is not present. In that event, the Fund will continue to solicit proxies in an attempt to obtain a quorum.

By casting your vote you will help enable the Fund to hold the Meeting as scheduled, so please vote in one of three ways: (i) by marking, signing and returning the enclosed proxy card in the enclosed postage-prepaid envelope; (ii) by logging on to the website listed on the front of the enclosed proxy card and following the on-screen directions; or (iii) by calling the toll-free number listed on the front of the enclosed proxy card. Please refer to your proxy card for additional instructions on how to vote.

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C. (the "Fund")

85 Broad Street

New York, NY 10004

SPECIAL MEETING OF MEMBERS

To Be Held on July 15, 2016

PROXY STATEMENT

This Proxy Statement is being furnished to members of the Fund ("Members") by the Board of Managers of the Fund (the "Board"). The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, on July 15, 2016 at 9:00 a.m. (Eastern Time). Your proxy may also be voted at any adjournment of the Meeting.

In addition to soliciting proxies by mail, officers of Advantage Advisers Multi-Manager, L.L.C. (the "Adviser"), the Fund's investment adviser, and personnel of the Adviser's affiliates may solicit proxies by telephone or in person, without special compensation. The Adviser has retained D.F. King & Co., Inc. ("D.F. King"), a third-party solicitor, to solicit proxies from Members. D.F. King may solicit proxies in person, by Internet or by telephone. The fees and expenses of the proxy solicitor (which are expected to be approximately $12,000), as well as all other costs associated with the Meeting and the solicitation of proxies and preparation of this Proxy Statement, are being paid by the Fund.

At the Meeting, Members will vote to elect six persons proposed by the Board to serve on the Board as Managers (the "Proposal").

All properly executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein. If you properly authorize your proxy but no instructions are marked, your proxy will be voted FOR each of the nominees and will be voted in accordance with the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment thereof. Members who execute proxies retain the right to revoke them by written notice received by the Fund at any time before they are voted. Proxies given by telephone or over the Internet may be revoked at any time before they are voted in the same manner that proxies submitted by mail may be revoked. In addition, any Member who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. See "Voting Information – Revocation of Proxies and Abstentions."

However, if your properly authorize your proxy as described above but no instructions are specified, Interests held by you will be considered present for purposes of determining whether a quorum is present at the Meeting or any adjournment thereof, will be voted FOR each of the nominees and will be voted in the discretion of the proxy holders on any other matter that may properly come before the Meeting or any adjournment of the Meeting, including any proposal to adjourn the Meeting.

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If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. See "Voting Information – Adjournments."

The close of business on May 31, 2016 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

At the Meeting, each Member will be entitled to cast that number of votes as is equivalent to the Member's investment percentage in the Fund as of the Record Date. A Member's investment percentage is determined by dividing the balance of a Member's capital account in the Fund by the aggregate capital account balances of all Members. As of the close of business on the Record Date, the aggregate capital account balances of all Members was $1,324,193,648.14.

This Proxy Statement is first being mailed to Members on or about June 8, 2016.

Copies of the Fund's most recent annual and semi-annual reports to Members are available upon request, without charge, by calling Darek Heleniak at (800) 221-5588 or by writing to the Fund at the address listed above. You may also view or obtain these documents from the Securities and Exchange Commission (the "SEC"): (i) in person at the SEC's Public Reference Room in Washington, D.C.; (ii) by calling 1-202-551-8090; (iii) by mailing a written request to: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required); (iv) by sending an e-mail to publicinfo@sec.gov; or (v) on the Internet at www.sec.gov.

To the knowledge of the Fund, no persons owned of record or beneficially, five percent or more of the outstanding limited liability company interests in the Fund ("Interests") as of the Record Date.

As of May 31, 2016, the officers of the Fund and Managers, as a group, beneficially owned less than 1% of the outstanding Interests in the Fund.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

The following materials and information relating to this Proxy Statement are available at www.proxyonline.com by entering the control number that appears on your proxy card: (i) the Proxy Statement and accompanying Notice of Special Meeting of Members; (ii) proxy cards and any other proxy materials; (iii) information on how to obtain directions to attend the Meeting in person; and (iv) a copy of the Fund's Annual Report to Members for the fiscal year ended December 31, 2015.

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Table of Contents

Page

I. Proposal for Member Approval	1
Election of Managers	1
II. Voting Information	11
III. Other Matters and Additional Information	12

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I. Proposal for Member Approval.

ELECTION OF MANAGERS

At the Meeting, Members will vote on a proposal to elect the following six persons nominated by the Board to serve as Managers: Jesse H. Ausubel, Bryan McKigney, Todd T. Milbourn, Michael J. Murphy, Luis F. Rubio and Janet L. Schinderman. Each of the nominees, with the exception of Mr. Murphy, currently serves as a Manager, and with the exception of Mr. McKigney, is or will be a Manager who is not an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (an "Independent Manager"). Each of Messrs. Ausubel and Rubio and Ms. Schinderman has been previously elected by Members as a Manager. Mr. James E. Buck, who currently serves as an Independent Manager, has determined not to stand for election and intends to retire from the Board upon the election of Managers at the Meeting.

The provisions of the 1940 Act require that a majority of the Managers be elected by Members and permit the Board to appoint a person to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Managers have been elected by Members. For this reason, in order for Mr. Murphy to serve as a Manager, he is required to be elected by Members.

The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the six nominees named above. Each of the nominees has consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the Board.

Information regarding the nominees, including brief biographical information, is set forth below. The business address of each nominee is c/o Oppenheimer & Co. Inc., 85 Broad Street, New York, NY 10004.

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Independent Manager Nominees
(1) Name, Address and Age	(2) Position(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held	(5) Number of Portfolios in Fund Complex Overseen
Jesse H. Ausubel, 64	Manager	Indefinite; Since May 1999	Director, Program for the Human Environment and Senior Research Associate, The Rockefeller University (1993 to present); Vice Chair, Richard Lounsbery Foundation (1998 to present); various positions including Vice President, and currently Science Advisor, Alfred P. Sloan Foundation (1994 to present); Adjunct Scientist, Woods Hole Oceanographic Institution (1990 to present).	1
Todd T. Milbourn, 47	Manager	Indefinite; Since February 2016	Hubert C. and Dorothy R. Moog Professor of Finance at Olin Business School, Washington University in St. Louis (since 2010); Senior Associate Dean of Faculty and Research at Olin Business School, Washington University in St. Louis (since 2013).	1
Michael J. Murphy, 60	N/A	N/A	Private investor (since 2013); Founding Partner and Managing Director, Libertas Partners LLC/Knight Capital Group Inc. (2004-2013).	1
Luis F. Rubio, 60	Manager	Indefinite; Since May 2003	Chairman of Centro de Investigacion Para el Desarrollo, A.C. (Center of Research Development) (2000 to present); Global Fellow at the Woodrow Wilson Center for International Scholars; Director of The Asia Tigers Fund, Inc. and The India Fund, Inc.; Director of Coca Cola-Femsa.	1

2

Janet L. Schinderman, 64	Manager	Indefinite; Since May 2003	Self-employed educational consultant (since 2006); Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990 - 2006); and Director of CPG Alternative Strategies Fund, LLC, CPG Carlyle Fund, LLC, CPG Carlyle Master Fund, LLC and CPG York Event Driven Strategies, LLC.	1

Set forth below is the name and certain biographical information for the sole nominee who is an "interested person" (as defined by the 1940 Act) of the Fund as a result of the positions he holds with the Adviser, as well as information on the Fund's executive officers, as reported by them to the Fund. The business address of Mr. McKigney and the Fund's officers is c/o Oppenheimer & Co. Inc., 85 Broad Street, New York, NY 10004.

Interested Manager Nominee
(1) Name, Address and Age	(2) Position(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held	(5) Number of Portfolios in Fund Complex Overseen
Bryan McKigney, 57	Chief Executive Officer and Principal Manager	One-year term for President and CEO (since September 23, 2004); Indefinite term for Manager (since December 1, 2004)	Managing Director and President (since April 2015), and Chief Administrative Officer (2003 - 2015), Oppenheimer Asset Management Inc.	1

3

Officers of the Fund
(1) Name, Address and Age	(2) Position(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held	(5) Number of Portfolios in Fund Complex Overseen
Vineet Bhalla, 56	Chief Financial Officer	One year; Since July 27, 2005	Senior Director, Oppenheimer Asset Management Inc. (since 2005).	N/A
Salvatore Faia, 53	Chief Compliance Officer	One year; Since December 31, 2014	President, Vigilant Compliance, LLC (since 2004); Trustee, EIP Growth and Income Fund (since 2005).	N/A
Deborah Kaback, 64	Chief Legal Officer	One year; Since July 23, 2003	Managing Director, Oppenheimer Asset Management Inc. (since 2003).	N/A

Board Leadership and Role in Risk Oversight.

The Board has overall responsibility for overseeing the operations of the Fund. Mr. McKigney, who is an "interested person" of the Fund, serves as the Principal Manager of the Fund. Mr. Ausubel, an Independent Manager of the Fund, serves as lead Independent Manager. The lead Independent Manager acts as a liaison with service providers, officers, attorneys and other Managers generally between meetings. The lead Independent Manager may also perform such other functions as may be delegated by the Board from time to time.

The Board holds regular meetings four times a year and holds special meetings as required or appropriate. The Board has established two standing committees in connection with its governance of the Fund: the Audit Committee and the Nominating Committee. Each committee meets regularly to perform the functions delegated to that committee by the Board and reports its findings and makes recommendations to the Board. The Board conducts annual assessments of its effectiveness and the effectiveness of its committees. The Board has determined through its self-assessment process that the Board functions effectively, that its committee structure is effective and that the Managers manage their work load effectively. The Board made this determination in consideration of, among other things, the fact that the chairperson of the Audit Committee of the Board is an Independent Manager and the amount of assets under management in the Fund.

Day-to-day management of the Fund, including the monitoring of various risks to which the Fund is subject, is the responsibility of the Fund's investment adviser and the sub-investment adviser of the Fund. Risk oversight is a part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through the Audit Committee, reviews reports from, among others, management and the

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independent registered accounting firm of the Fund, as appropriate, regarding risks associated with the operations of the Fund. The Board has also appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund's compliance program, assists the Board in monitoring compliance risks and reports to the Board regarding compliance matters for the Fund and its service providers. The Independent Managers have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Board Meetings and Committees.

The standing committees of the Board are the Audit Committee and the Nominating Committee (each, a "Committee"). Each Committee is comprised of all of the Independent Managers, which includes Mr. Ausubel, Dr. Milbourn, Dr. Rubio and Ms. Schinderman. Dr. Milbourn serves as the chair of the Audit Committee. If elected as a Manager, Michael J. Murphy will serve as a member of each Committee. The Board has adopted a written charter for each Committee. The Fund does not provide the Committee charters on a website. However, a copy of the charter of each Committee is attached to this Proxy Statement as Exhibit 1.

Audit Committee

Pursuant to its adopted written charter, the Audit Committee of the Board has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal control over financial reporting; (d) the Fund's compliance with certain legal and regulatory requirements; and (e) determining the qualification and independence of the Fund's independent auditors.

Nominating Committee

The Nominating Committee operates in accordance with its adopted written charter and reviews candidates for, and makes nominations of, Independent Managers to the Board.

In accordance with its charter, in identifying and evaluating a person as a potential nominee to serve as an Independent Manager, the Nominating Committee considers, among other factors it may deem relevant: whether or not the person is an "interested person," as defined under the 1940 Act, of the Fund; whether the person is otherwise qualified under applicable laws and regulations to serve as an Independent Manager of the Fund; whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Fund, the investment adviser of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Manager; the contribution which the person can make to the Board and the Fund, with consideration being given to the person's business and professional experience, education and such other factors as the Nominating Committee may consider relevant; and the character and integrity of the person.

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The Board does not have a formal diversity policy. However, the Board endeavors to comprise itself of members with a broad mix of professional backgrounds, business skills and experience. As described further below, the Board believes that each of the Managers and nominees has the necessary qualifications, skills, attributes and experience to serve effectively the Fund and Members. Such qualifications include, but are not limited to, good character, sound business judgment and experience, and financial and business acumen.

The Nominating Committee is solely responsible for the selection and nomination of the Fund's Independent Managers. It accepts nominations of persons to serve as Managers made by Members as it deems appropriate. Members who wish to recommend a person for nomination may send their recommendations to the Chairman of the Nominating Committee, which include biographical information and set forth the qualifications of the proposed nominee.

During the most recent fiscal year of the Fund, which ended on December 31, 2015, the Board held four regular meetings and two special meetings, the Audit Committee held five meetings and the Nominating Committee held six meetings. Each Manager attended at least 75% of the total number of meetings of the Board and, if a member of the Audit Committee or Nominating Committee, of such committees, held during the fiscal year (or during the Manager's period of service if not a Manager for the full fiscal year).

Report of the Audit Committee

In discharging its duties, during the 2015 fiscal year, the Audit Committee met with and held discussions with Fund management and with the Fund's independent registered public accounting firm, Ernst & Young LLP ("E&Y"), including with respect to the Fund's audited financial statements. E&Y has represented that the Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with E&Y the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61 (Communications with Audit Committees). E&Y provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with representatives of E&Y their firm's independence with respect to the Fund.

Members are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and E&Y. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are, in fact, "independent."

6

Based on the Audit Committee's review and discussions of the audited financial statements of the Fund for the fiscal year ended December 31, 2015 with Fund management and E&Y, the Audit Committee approved the inclusion of the audited financial statements of the Fund for the fiscal year ended December 31, 2015 in the Fund's Annual Report to Members.

Individual Nominee Qualifications.

The Board has concluded that each of the nominees should serve on the Board because of his or her ability to review and understand information about the Fund provided to him or her by management, to identify and request other information relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of Members. The Board and, separately, the Nominating Committee, has concluded that each of the Nominees should serve as a Manager based on his or her experience, qualifications, attributes and skills as described below.

References to the qualifications, attributes and skills of the nominees are pursuant to Securities and Exchange Commission ("SEC") requirements, do not constitute holding out of the Board or any nominee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Manager Nominees:

The Board has concluded that Mr. Ausubel should serve as a Manager because of the experience he has gained serving as a Manager since 1999 (including his familiarity with the Fund's investment program and operations) and his demonstrated leadership skills.

The Board has concluded that Dr. Milbourn should serve as a Manager because of his expertise in corporate finance and his considerable experience and knowledge relating to financial, accounting and investment matters.

The Board has concluded that Mr. Murphy should serve as a Manager because of his considerable experience in the financial services industry and investment related matters, including investment research and analysis.

The Board has concluded that Dr. Rubio should serve as a Manager because of the experience he has gained serving as a Manager since 2003 (including his familiarity with the Fund's investment program and operations), his experience serving on boards of other investment companies and his experience and knowledge relating to economic and financial matters.

The Board has concluded that Ms. Schinderman should serve as a Manager because of the experience she has gained serving as a Manager since 2003 (including her familiarity with the Fund's investment program and operations), her experience serving on boards of other investment companies and her professional experience in matters relating to board governance.

7

Interested Manager Nominee:

The Board has concluded that Mr. McKigney should serve as a Manager because of the experience he has gained serving as a Manager since 2004, his knowledge and day-to-day involvement in the supervision of the operations of the Fund and his considerable experience relating to the operations of investment funds.

Manager Compensation.

The Independent Managers are each paid by the Fund an annual retainer of $30,000 and per-meeting fees of: $3,500 for attendance at in-person meetings of the Board; and $1,000 for participation in any telephonic meetings of the Board. The lead Independent Manager receives an additional retainer of $7,500 per year and additional per-meeting fees of $875 with respect to in-person meetings of the Board and $250 with respect to telephonic meetings of the Board. The Chair of the Audit Committee receives an additional retainer of $7,500 and additional per-meeting fees of $875 with respect to in-person meetings of the Audit Committee and $250 with respect to telephonic meetings of the Audit Committee. The Independent Managers are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. Managers who are "interested persons" of the Fund do not receive any annual or other fee from the Fund. Total fees and expenses paid to the Independent Managers were $296,875 during the 2015 fiscal year.

The following table shows compensation paid by the Fund for the fiscal year ended December 31, 2015.

1.	BOARD COMPENSATION TABLE

Interested Manager Nominee

(1) Name of Person, Position	(2) Aggregate Compensation from Fund	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Fund and Fund Complex Paid to Managers
Bryan McKigney	N/A	N/A	N/A	N/A

8

Independent Manager Nominees

(1) Name of Person, Position	(2) Aggregate Compensation from Fund	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Fund and Fund Complex Paid to Managers*
Jesse H. Ausubel	$75,000	$0	$0	$75,000
Todd T. Milbourn**	N/A	N/A	N/A	N/A
Michael J. Murphy***	N/A	N/A	N/A	N/A
Luis F. Rubio	$63,500	$0	$0	$63,500
Janet L. Schinderman	$63,500	$0	$0	$63,500

* As of May 31, 2016, the Fund is the only investment company in the "Fund Complex."

** Todd T. Milbourn was appointed as a Manager on February 1, 2016 and did not serve on the Board for the year ended December 31, 2015.

*** Michael J. Murphy does not currently serve as a Manager.

Nominee Equity Ownership.

The following table sets forth, as of May 31, 2016, with respect to each nominee, certain information regarding the beneficial ownership of equity securities of the Fund and of all registered investment companies overseen by the nominee, if elected, within the same family of investment companies as the Fund.

 Interested Manager Nominee

(1) Name of Nominee	(2) Dollar Range of Equity Securities of the Fund	(3) Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Bryan McKigney	Over $100,000	Over $100,000

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Independent Manager Nominees

(1) Name of Nominee	(2) Dollar Range of Equity Securities of the Fund	(3) Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Jesse H. Ausubel	$0	$0
Todd T. Milbourn	$0	$0
Michael J. Murphy	$0	$0
Luis F. Rubio	$0	$0
Janet L. Schinderman	$0	$0

As of May 31, 2016, none of the Independent Managers or nominees for election as Manager, nor the immediate family members of such persons, beneficially owned or owned of record securities of the Adviser, Oppenheimer & Co. Inc., which serves as the placement agent for Interests, or of any persons directly or indirectly controlling, controlled by or under common control with the Adviser or Oppenheimer & Co. Inc.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of the equity securities of the Fund, the Adviser and officers of the Fund ("Reporting Persons") to file with the SEC reports of their ownership and changes in their ownership of the Fund's securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended December 31, 2015 has complied with applicable filing requirements.

Investment Adviser, Placement Agent and Administrator.

The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser serves as the manager or investment adviser to the Fund and to certain private investment funds. The offices of the Adviser are located at 85 Broad Street, New York, NY 10004, and its telephone number is (212) 667-4225. The offices of Oppenheimer & Co., which serves as the placement agent for Interests, are located at 85 Broad Street, New York, NY 10004. BNY Mellon Investment Servicing (U.S.) Inc. (the "Administrator") provides accounting and certain administrative and investor services to the Fund. The offices of the Administrator are located at 400 Bellevue Parkway, Wilmington, DE 19809.

Independent Public Accountants.

The engagement of E&Y as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2016, was approved by the Audit Committee,

10

and the selection of E&Y as such was unanimously approved by the Board, including the separate in-person vote of all of the Independent Managers, at meetings of the Audit Committee and the Board held on February 25, 2016. E&Y, with offices at 5 Times Square, New York, New York 10036, has served in such capacity since the Fund's inception.

During the fiscal years ended December 31, 2014 and 2015 and through the date hereof, there were no disagreements between the Fund and E&Y on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

Since the Fund complies with the provisions of Rule 32a-4 under the 1940 Act, it is not required to submit the selection of its independent registered public accounting firm to members for ratification.

Representatives of E&Y are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees.

For the fiscal years ended December 31, 2014 and 2015, the aggregate fees billed by E&Y for professional services rendered for the annual audit of the Fund's financial statements were $191,148 and $196,882, respectively.

Audit-Related Fees.

For the fiscal years ended December 31, 2014 and 2015, the aggregate fees billed by E&Y for professional services rendered that were audit-related and not included above were $5,000 and $5,000, respectively. Such audit-related fees principally include fees associated with reviewing and providing comments on the Fund's semi-annual financial statements.

Tax Fees.

For the fiscal years ended December 31, 2014 and 2015, the aggregate fees billed by E&Y for tax return preparation and other tax-related services with respect to the Fund were $110,000 and $113,300, respectively. Tax fees include fees for tax compliance services and assisting management in the preparation of tax estimates.

All Other Fees.

For the fiscal years ended December 31, 2014 and 2015, there were no fees billed by E&Y for services provided to the Fund other than those described above.

During their regularly scheduled periodic meetings, the Audit Committee pre-approved all audit, audit-related, tax and other services to be provided by E&Y to the Fund (or ratified the pre-approval of such services by the chair of the Audit Committee pursuant to authority delegated to the chair).

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Aggregate Non-Audit Fees.

For the fiscal years ended December 31, 2014 and 2015, the aggregate non-audit fees billed by E&Y for services rendered to the Fund and to the Adviser and any control person of the Adviser that provides ongoing services to the Fund were $284,710 and $253,300, respectively. All such services provided to the Adviser and any such control person were pre-approved by the Audit Committee.

Required Vote and Managers' Recommendation.

Election of each nominee requires the affirmative vote of a plurality of the votes present or represented by proxy at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU
VOTE "FOR" EACH OF THE NOMINEES

II. Voting Information.

Proxy Solicitation

If you properly authorize your proxy through the Internet or telephonically, or by marking, executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and any adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. However, if you properly authorize your proxy as described above but no instructions are specified, Interests held by you will be considered present for purposes of determining whether a quorum is present at the Meeting or any adjournment thereof, will be voted FOR each of the nominees and will be voted in the discretion of the proxy holders on any other matter that may properly come before the Meeting or any adjournment of the Meeting, including any proposal to adjourn the Meeting.

Revocation of Proxies and Abstentions

A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting a written notice of revocation; (ii) submitting a subsequently executed proxy in writing or via the Internet; (iii) attending the Meeting and voting in person; or (iv) providing notice of revocation via the Internet or by telephone.

If a proxy (i) is properly executed and marked with an abstention with respect to the proposal to be acted on at the Meeting or (ii) represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, "abstentions"), your Interest represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. A proxy will not be voted on any matter as to which the abstention applies. An abstention will have no effect on the outcome of voting on the proposal to elect Managers.

12

Quorum Requirements

A quorum of Members is necessary to properly convene the Meeting. A quorum will exist if Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date are present in person or represented by proxy at the Meeting.

Adjournments

If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the Members present in person or by proxy at the Meeting. If a quorum is not present and an adjournment is proposed, the persons named as proxies will vote all Interests represented by proxies that they are entitled to vote in favor of such adjournment, except for Interests represented by proxies that are required to be voted "Withhold" as to any or all of the nominees. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

III. Other Matters and Additional Information.

Other Business at the Meeting

The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

Future Member Proposals

Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Fund's proxy statement for a meeting of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Principal Manager of the Fund.

Communication with the Board

Members wishing to submit written communications to the Board should send their communications to the Fund at its principal office. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

13

Appraisal Rights

Members do not have any appraisal rights in connection with the proposal to be acted on at the Meeting.

Results of Voting.

Members will be informed of the results of voting at the Meeting in the Fund's Semi-Annual Report to Members for the period ending June 30, 2016, which will be sent to Members on or before August 29, 2016.

Contacting the Fund

Members may contact the Fund by calling (212) 667-4225.

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MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD. YOU MAY ALSO SUBMIT YOUR VOTE BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LISTED ON THE FRONT OF THE ENCLOSED PROXY CARD; OR BY INTERNET BY LOGGING ON TO THE WEBSITE LISTED ON THE FRONT OF THE ENCLOSED PROXY CARD.

By Order of the Board of Managers

/s/ Bryan McKigney

Name: Bryan McKigney
Title: Principal Manager

Dated: June 8, 2016

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EXHIBIT 1

AUDIT COMMITTEE CHARTER

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

November 12, 2015

AUDIT COMMITTEE CHARTER

This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Managers (the "Board") of Advantage Advisers Xanthus Fund, L.L.C. (the "Fund").

Purposes

The Audit Committee of the Board (the "Committee") has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal control over financial reporting; (d) the Fund's compliance with certain legal and regulatory requirements; and (e) determining the qualification and independence of the Fund's independent auditors.

The function of the Committee is oversight; it is the responsibility of the Fund's investment adviser (the "Adviser") to maintain appropriate systems for accounting and internal control over financial reporting, and the independent auditors' responsibility to plan and carry out a proper audit.

Authority

The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund and approve the fees payable to such advisors and any other terms of their retention. The Committee has the authority and responsibility to retain and terminate the Fund's independent auditors.

Composition and Term of Committee Members

The Committee shall be comprised of the Managers who are "Independent," which term shall mean each Manager (i) who is not an "interested person," as defined in the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a Manager or member of the Committee or any other committee of the Board). The members of the Committee shall designate one member to serve as Chairman of the Committee.

Each member of the Committee shall serve until a successor is appointed.

Exhibit 1-1

The Board shall determine whether: the Committee has at least one member who is an "audit committee financial expert" ("ACFE"), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

Meetings

The Committee shall meet on a regular basis, no less frequently than semi-annually, and is empowered to hold special meetings as circumstances require. Periodically, the Committee shall meet to discuss with management the Fund's annual audited financial statements and semi-annual financial statements. Periodically, the Committee should meet separately with management, the Fund's administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Adviser or the Fund's legal counsel (or counsel to the Independent Board members) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

Duties and Powers and of the Committee

The duties and powers of the Committee include, but are not limited to, the following:

•	bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;
•	evaluate the independence of the Fund's independent auditors, including whether the auditors provide any consulting services to the Adviser or its affiliated companies, and receive the auditors' specific representations as to their independence;
•	to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund's independent auditors provide to the Fund, and (ii) all non-audit services that the Fund's independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee;

Exhibit 1-2

•	meet with the Fund's independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit(s); (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal control over financial reporting and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Managers and the members of the Fund;
•	review reports prepared by the Fund's independent auditors detailing the fees paid to the Fund's independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission ("SEC")); (ii) audit-related services (covers assurance and due diligence services, including, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm's tax division, except those services related to the audit, including tax compliance, tax planning and tax advice) and (iv) other services (includes financial information systems implementation and design);
•	ensure that the Fund's independent auditors prepare and deliver annually to the Committee a written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;
•	receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the Fund's annual (or semi-annual) report with the SEC, to the Committee from the Fund's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the Fund and (iv) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Committee;
•	oversee the Fund's internal control over financial reporting and annual and semi-annual financial reporting process, including results of the annual audit;
•	review of any issues brought to the Committee's attention by independent auditors or the Fund's management, including those relating to all significant deficiencies and material
Exhibit 1-3

weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal control over financial reporting;

•	review and evaluate the qualifications, performance and independence of the lead partner of the Fund's independent auditors;
•	resolve any disagreements between the Fund's management and independent auditors concerning the Fund's financial reporting;
•	to the extent there are Managers who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;
•	review the Committee's charter at least annually and recommend for adoption by the Board any material changes that the Committee believes to be necessary or appropriate; and
•	establish and maintain the procedures set forth in Exhibit A regarding: (i) the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Funds, the Adviser, any sub-adviser, administrator, principal underwriter or provider of accounting-related services of concerns regarding questionable accounting or auditing matters; and
•	review such other matters as may be appropriately delegated to the Committee by the Board.
Exhibit 1-4

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

NOMINATING COMMITTEE CHARTER

ORGANIZATION

The Nominating Committee (the "Committee") of Advantage Advisers Xanthus Fund, L.L.C. (the "Fund") shall be composed solely of the members of the Board of Managers (the "Board") who are not "interested persons," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (the "Independent Managers"). The Board shall nominate the members of the Committee and shall designate the Chairman of the Committee. The Chairman shall preside at each meeting of the Committee.

RESPONSIBILITIES

The Committee shall review candidates for, and make nominations of, Independent Managers to the Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as an Independent Manager, the Committee should consider among other factors it may deem relevant; or whether or not the person is an "interested person," as defined under the 1940 Act, of the Fund and whether the person is otherwise qualified under applicable laws and regulations to serve as an Independent Manager of the Fund; or whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Fund, the investment adviser of the Fund, Fund service providers or their affiliates; or whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; or whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Manager of the Fund; or the contribution which the person can make to the Board and the Fund, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; and or the character and integrity of the person.

While the Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Committee shall accept nominations for the office of Manager made by members of the Fund ("Members") as it deems appropriate. Members who wish to recommend a nominee should send nominations to the Chairman of the Committee which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Exhibit 1-5

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Manager of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Exhibit 1-6

OPPENHEIMER
ASSET MANAGEMENT

PROXY CARD

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free **1-800-591-8269** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints Bryan McKigney and Deborah Kaback, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned the Member's investment percentage in Advantage Advisers Xanthus Fund, L.L.C. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Members of the Fund to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, on July 15, 2016 at 9:00 a.m. (Eastern Time) and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said investment percentage as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE MEMBER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF MANAGERS OF THE FUND ("BOARD") AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON JULY 15, 2016. The Proxy Statement is available at www.proxyonline.com.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE]

PROXY CARD

ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE NOMINEES TO THE BOARD, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

If you have any questions, please call D.F. King & Co., Inc., an AST*One* Company ("D.F. King"), our proxy solicitor at: 800-591-8269 (9 a.m.-10 p.m., Eastern time, Monday through Friday).

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example: ●

The Board of Managers recommends a vote "FOR" the following proposal:

	FOR	WITHHOLD
1. To elect six persons to serve as Managers on the Board of Managers of the Fund		
(01) Jesse H. Ausubel	O	O
(02) Bryan McKigney	O	O
(03) Todd T. Milbourn	O	O
(04) Michael J. Murphy	O	O
(05) Luis F. Rubio	O	O
(06) Janet L. Schinderman	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE]